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                                                                   EXHIBIT 4.01


          NUMBER                                                                              SHARES

       SE

                                          STRAYER EDUCATION, INC.
                                  INCORPORATED UNDER THE LAWS OF MARYLAND

       COMMON STOCK                                                            CUSIP
(Par Value $.01 Per Share)                                                     SEE REVERSE FOR CERTAIN DEFINITIONS
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     THIS CERTIFIES THAT





     is the registered holder of

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 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER
                       SHARE, OF STRAYER EDUCATION, INC.

       Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

       This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

       WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


GLENDA HARDISON                                        RON K. BAILEY
  Secretary                               President and Chief Executive Officer



                                   Countersigned and Registered:
                                   American Stock Transfer & Trust Corp.
                                                                Tranfer Agent
                                                                and Registrar


                                                          Authorized Signature

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The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM -- as tenants in common
      TEN ENT -- as tenants by the entireties
      JT TEN  -- as joint tenants with right
                 of survivorship and not as
                 tenants in common

UNIF GIFT MIN ACT - _______________Custodian_______________
                       (Cust)                  (Minor)
                    under Uniform Gifts to Minors

                    Act___________________________________
                                    (State)


   Additional abbreviations may also be used though not in the above list.


     For Value Received, ____________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
- --------------------------------------
(                                    )
(                                    )
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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                                                                       Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.